THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this “Agreement”) is made as of the 29th day of June, 2004, by SPACEHAB, INCORPORATED, a corporation organized under the laws of the State of Washington, SPACEHAB GOVERNMENT SERVICES, INCORPORATED, formerly known as Johnson Engineering Corporation, a corporation organized under the laws of the State of Colorado, ASTROTECH SPACE OPERATIONS, INC., a corporation organized under the laws of the State of Delaware, jointly and severally (each a “Borrower” and collectively, the “Borrowers”); and RIGGS BANK N.A., a national banking association (“Lender”).

RECITALS

A. The Borrowers and the Lender entered into a Financing and Security Agreement dated August 29, 2002, as modified by a First Amendment to Financing Agreement dated May 13, 2003 and a Second Amendment to Financing Agreement dated September 26, 2003 (the same, as amended, modified, substituted, extended, and renewed from time to time, collectively, the “Financing Agreement”).

B. The Financing Agreement provides for some of the agreements between the Borrowers and the Lender with respect to the “Loans” (as defined in the Financing Agreement), including a revolving credit facility in an amount not to exceed $5,000,000.

C. The Borrower has requested that the Lender delete the capital expenditures covenant.

D. The Lender is willing delete the financial covenant on the condition that the Borrower execute this Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers and the Lender agree as follows:

1. The Borrowers and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

2. The Borrowers and the Lender agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) is $1,476,352.24.

3. Each of the Borrowers represents and warrants to the Lender as follows:

(a) It is duly organized, and validly existing and in good standing under the laws of the jurisdiction of its formation and is duly qualified to do business as a foreign corporation in good standing in every other jurisdiction wherein the conduct of its business or the ownership of its property requires such qualification;

(b) It has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement;

(c) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of Borrower, enforceable in accordance with its terms;

(d) All of Borrower’s representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of Borrower’s execution of this Agreement; and

(e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender.

4. The Financing Agreement is hereby amended by deleting Section 6.1.15(d) (Internally Funded Capital Expenditures) in its entirety.

5. Each of the Borrowers hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrowers agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

6. The Borrowers acknowledge and warrant that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Borrowers hereby waiving and releasing any claims to the contrary.

7. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender’s counsel and all recording fees, taxes and charges.

8. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree that the Lender may rely on a telecopy of any signature of the Borrowers. The Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.

IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Agreement under seal as of the date and year first written above.

WITNESS OR ATTEST:	SPACEHAB, INCORPORATED

/s/ Nicholas Morgan	By:	/s/ Brian K. Harrington (Seal)
Nicholas Morgan	Name:	Brian K. Harrington
	Title:	Senior Vice President

WITNESS OR ATTEST	SPACEHAB GOVERNMENT SERVICES, INCORPORATED, formerly known as Johnson Engineering Corporation

/s/ Nicholas Morgan	By:	/s/ Michael E. Kearney (Seal)
Nicholas Morgan	Name:	Michael E. Kearney
	Title:	President

WITNESS OR ATTEST:	ASTROTECH SPACE OPERATIONS, INC.

/s/ Nicholas Morgan	By:	/s/ Brian K. Harrington (Seal)
Nicholas Morgan	Name:	Brian K. Harrington
	Title:	Chief Financial Officer

WITNESS:	RIGGS BANK N.A.

/s/ Carol J. Meserve	By:	/s/ Timothy J. McCarthy (SEAL)
Timothy J. McCarthy Group Vice President

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